UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 30, 2011

Morgan Stanley Smith Barney Spectrum Currency and Commodity L.P.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-31563	13-4084211
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Ceres Managed Futures LLC, 522 Fifth Avenue, 14th Floor, New York, NY		10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 296-1999

Morgan Stanley Smith Barney Spectrum Currency L.P.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Effective January 1, 2012, Ceres Managed Futures LLC, the general partner of the Registrant (“CMF”), the Registrant and Flintlock Capital Asset Management, LLC ( “Flintlock”) entered into a Management Agreement by and among the Registrant, CMF and Flintlock (the “Flintlock Management Agreement”).  Flintlock will serve as a trading advisor of the Registrant and will trade its allocated portion of the Registrant’s net assets pursuant to the Trading Program of 2X Flintlock Commodity Opportunities Partners, LP.

A copy of the Flintlock Management Agreement is filed herewith as Exhibit 10.03, and is incorporated herein by reference.

Also effective January 1, 2012, CMF, the Registrant, Krom River Investment Management (Cayman) Limited (“Krom Cayman”) and Krom River Trading AG (“Krom Switzerland” and, together with Krom Cayman and each separately, “Krom”) entered into a Management Agreement by and among the Registrant, CMF and the Krom Trading Advisor (the “Krom Management Agreement”).  Krom will serve as a trading advisor of the Registrant and will trade its allocated portion of the Registrant’s net assets pursuant to the Krom River Commodity Program.

A copy of the Krom Management Agreement is filed herewith as Exhibit 10.04, and is incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement.

Effective December 31, 2011, CMF terminated the Management Agreement dated as of March 6, 2000, and any amendments or revisions subsequently made thereto, among John W. Henry, Inc. (“JWH”), the Registrant and CMF (the “JWH Management Agreement”), pursuant to which JWH traded a portion of the Registrant’s net assets in futures interests.  Consequently, JWH shall cease all futures interests trading on behalf of the Registrant effective December 31, 2011.

No penalties have been incurred by any of the parties as a result of the termination of the JWH Management Agreement.

Also effective December 31, 2011, CMF terminated the Management Agreement dated as of March 6, 2000, and any amendments or revisions subsequently made thereto, among Sunrise Capital Partners, LLC (“Sunrise”), the Registrant and CMF (the “Sunrise Management Agreement”), pursuant to which Sunrise traded a portion of the Registrant’s assets in futures interests.  Consequently, Sunrise shall cease all futures interests trading on behalf of the Registrant effective December 31, 2011.

No penalties have been incurred by any of the parties as a result of the termination of the JWH Management Agreement.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective December 30, 2011, CMF determined that Morgan Stanley Smith Barney Spectrum Currency L.P. shall change its name to Morgan Stanley Smith Barney Spectrum Currency and Commodity L.P.  The name change was effected by a Certificate of Amendment to the Certificate of Limited Partnership of the Registrant (the "Certificate"), as filed with the Secretary of State of the State of Delaware on December 30, 2011.

A copy of the Certificate is filed herewith as Exhibit 3.07 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit	Exhibit Description

3.07	Amendment to the Certificate of Limited Partnership of the Registrant, dated as of December 30, 2011.

10.03	Management Agreement among CMF, the Registrant and Flintlock, dated as of January 1, 2012.

10.04	Management Agreement among CMF, the Registrant and Krom, dated as of January 1, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY SMITH BARNEY SPECTRUM CURRENCY AND COMMODITY L.P.

	By:	Ceres Managed Futures LLC as General Partner

	By:	/s/ Walter Davis
Walter Davis
President

Date: January 6, 2012